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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 15, 1997


                        Boatmen's Auto Trust 1995-A
                        ---------------------------
            (Exact name of registrant as specified in its charter)




   United States
   of America               33-95450                  Applied For
   -------------            --------                  -----------
   (State or other          (Commission File          (IRS employer
   Jurisdiction of           Number)                  Identification No.)
   Incorporation


                       Boatmen's Auto Trust 1995-A
                           Transamerica Square
                              NC1-021-03-07
                         401 North Tryon Street
                    Charlotte, North Carolina  28255
                             (704) 386-5000


                (Address of principal executive offices)
                ----------------------------------------

    Registrant's telephone number including area code:  (704) 386-5000

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Item 5.      Other Events
             ------------
         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------
(c)  Exhibits

99           Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto
             Trust 1995-A

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                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     BOATMEN'S  AUTO  TRUST 1995-A
                     -----------------------------
                              (Registrant)



Dated:                             By:   \s\ Leslie J. Fitzpatrick
                                   -------------------------------
                                   Name:     Leslie J. Fitzpatrick
                                   Title:    Senior Vice President
                                   NationsBank, N.A.
                                   (Duly Authorized Officer)

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                             INDEX TO EXHIBITS
                             -----------------


Exhibit
Number                          Exhibit
-------                         -------

99        Monthly Servicing Report for NationsBank,N.A., Boatmen's Auto Trust
          1995-A